UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

THE J. M. SMUCKER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	001-05111	34-0538550
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Strawberry Lane Orrville, Ohio		44667-0280
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	SJM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The J. M. Smucker Company (the “Company”) previously adopted and operates The J. M. Smucker Company Restoration Plan (Amended and Restated Effective January 1, 2013), The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan (Amended and Restated Effective May 1, 2015), The J. M. Smucker Company Voluntary Deferred Compensation Plan (Amended and Restated Effective December 1, 2012), and The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan (Amended and Restated Effective January 1, 2018) (collectively, the “Deferred Compensation Plans”). On June 17, 2020, the Executive Compensation Committee of the Board of Directors of the Company adopted Amendment No. 4 to The J. M. Smucker Company Restoration Plan (Amended and Restated Effective January 1, 2013), Amendment No. 3 to The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan (Amended and Restated Effective May 1, 2015), Amendment No. 1 to The J. M. Smucker Company Voluntary Deferred Compensation Plan (Amended and Restated Effective December 1, 2012), and Amendment No. 1 to The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan (Amended and Restated Effective January 1, 2018) (collectively, the “Deferred Compensation Plan Amendments”).

In general, the Deferred Compensation Plan Amendments amend each of the Deferred Compensation Plans to remove the provisions of the Deferred Compensation Plan that delay the payment of benefits for which a Company tax deduction is not permitted under Section 162(m) of the Internal Revenue Code of 1986, as amended. Removal of the provisions may result in the accelerated payout of certain amounts payable under the Deferred Compensation Plans, including for the Company’s named executive officers.

The foregoing description of the Deferred Compensation Plan Amendments does not purport to be complete and is qualified in its entirety by the full text of the Deferred Compensation Plan Amendments, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

10.1	Amendment No. 4 to The J. M. Smucker Company Restoration Plan, dated as of June 17, 2020.

10.2	Amendment No. 3 to The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan, dated as of June 17, 2020.

10.3	Amendment No. 1 to The J. M. Smucker Company Voluntary Deferred Compensation Plan, dated as of June 17, 2020.

10.4	Amendment No. 1 to The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan, dated as of June 17, 2020.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

Date: June 22, 2020
	By:	/s/ Jill R. Penrose
Jill R. Penrose
Chief People and Administrative Officer

3